VARIABLE ANNUITY ACCOUNT C

                   Aetna Life Insurance and Annuity Company

                       Supplement Dated September 12, 2000
                         to Prospectus dated May 1, 2000

The information in this supplement updates and amends certain information contained in the prospectus dated May 1, 2000 and replaces the prior supplement dated August 15, 2000. You should read this supplement along with the prospectus.

The following changes were effective August 15, 2000:

1. The mutual funds listed below are added to the list of funds on page 1 of the prospectus that may be available under your plan:

       American Century Income & Growth Fund (Advisor Class)(1)
       Janus Aspen Capital Appreciation Portfolio (Service Shares) Oppenheimer Developing Markets Fund (Class A shares)(1)
       Pax World Balanced Fund, Inc.(1)
       Wachovia Special Values Fund (Class A shares)(1)

  Some investment options may be unavailable through certain contracts and plans, or in some states.

(1) This fund is available to the general public. See "Additional Risks of Investing in the Funds."

2. The following adds information about the funds listed in item 1 above to pages 8 and 9 of the prospectus.

                               Fund Expense Table

-------------------------------------------------------------------------------------------------------------
                                                              Total Fund                      Net Fund
                                                                Annual                         Annual
                                                               Expenses                       Expenses
                                  Investment                    Without         Total          After
                                   Advisory        Other      Waivers or     Waivers and     Waivers or
                                    Fees(1)      Expenses     Reductions      Reductions     Reductions
-------------------------------------------------------------------------------------------------------------
 American Century Income & Growth
  Fund (Advisor Class)(10)(11)       0.43%          0.50%        0.93%            --            0.93%
-------------------------------------------------------------------------------------------------------------
 Janus Aspen Capital Appreciation
  Portfolio (Service Shares)(12)     0.65%          0.29%        0.94%            --            0.94%
-------------------------------------------------------------------------------------------------------------
 Oppenheimer Developing Markets
  Fund (Class A shares)(13)          1.00%          1.36%        2.36%            --            2.36%
-------------------------------------------------------------------------------------------------------------
 Pax World Balanced Fund,
  Inc.(14)                           0.51%          0.38%        0.89%            --            0.89%
-------------------------------------------------------------------------------------------------------------
 Wachovia Special Values Fund
  (Class A shares)(15)               0.80%          0.43%        1.23%          0.00%           1.23%
-------------------------------------------------------------------------------------------------------------

FOOTNOTES:

 (1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the Investment Advisory Fees and are not charged to investors. For the AIM Funds, the reimbursements may be paid out of fund assets in an amount up to 0.25% annually. Any such reimbursements paid from the AIM Funds' assets are included in the "Other Expenses" column.

(10) Investment Advisory Fees are based on expenses incurred during the fund's most recent fiscal year. The fund has stepped fee schedules. As a result, the fund's management fee rates generally decrease as fund assets increase.

(11) Other Expenses include Distribution and Service (12b-1) Fees of 0.50% and include the fees and expenses of the fund's independent directors and their legal counsel as well as interest, which were less than 0.005% for the most recent fiscal year ended December 31, 1999. The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing record keeping and administrative services that would otherwise be performed by an affiliate of the fund's advisor, and a portion is used to compensate them for distribution and other shareholder services.





X.01107-00A                                                       September 2000

(12) Other Expenses include Distribution (12b-1) Fees of 0.25%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. Expenses are based on the estimated expenses that the new Service Shares Class expects to incur in its initial fiscal year. All expenses are shown without the effect of any expense offset arrangements.

(13) The fees and expenses presented above are based on the fund's fiscal year ended August 31, 1999. "Other Expenses" include Distribution and/or Service (12b-1) Fees of 0.25%. The remaining "Other Expenses" of 1.11% include transfer agent fees, custodial expenses, and accounting and legal expenses the fund pays.

(14) Other Expenses include Distribution and/or Service (12b-1) Fees of 0.19%.

(15) Other Expenses include a Shareholder Services Fee of 0.25%. Pursuant to an agreement between the fund's adviser and The Wachovia Funds (the Trust), the fund's adviser agrees during the period from December 15, 1998 through January 31, 2001 to waive its fees, and/or make reimbursements to the fund, so that the fund's net operating expenses do not exceed, in the aggregate, the fund's Total Actual Annual Operating Expenses listed above. The fund's adviser agrees that this obligation shall constitute a contractual commitment enforceable by the Trust and that the fund's adviser shall not assert any right to reimbursement of amounts so waived or reimbursed.

3. The following hypothetical examples add expense information about the funds listed in item 1 of this supplement to page 10 of the prospectus:

HYPOTHETICAL EXAMPLES:

Account Fees Incurred Over Time. The following hypothetical examples show the fees paid over time if $1,000 is invested in a subaccount, assuming a 5% annual return on the investment. For the purpose of these examples, we deducted the maximum allowed under the contract for the following fees: mortality and expense risk charge of 1.50% annually, an administrative expense charge of 0.25% annually, and a maintenance fee of $30.00 (converted to a percentage of assets equal to 0.039%). The total annual fund expenses used are those shown in the column "Total Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

---------------------------------
> These examples are purely
  hypothetical.                                 Example A                               Example B
> They should not be               -------------------------------------   -------------------------------------
  considered a representation      If you withdraw your entire account     If you have your entire account value
  of past or future expenses       value at the end of the periods         invested or if you select an income
  or expected returns.             shown, you would pay the following      phase payment option at the end of
> Actual expenses and/or           expenses, including any applicable      the period shown, you would pay the
  returns may be more or less      early withdrawal charges assessed:*     following expenses (no early
  than those shown in these                                                withdrawal charge is reflected):**
  examples.                        1 Year   3 Years   5 Years   10 Years   1 Year   3 Years   5 Years   10 Years
---------------------------------  ------   -------   -------   --------   ------   -------   -------   --------
American Century Income &
 Growth Fund (Advisor Class)         $79      $138      $200      $305       $28      $ 84      $144      $305
Janus Aspen Capital Appreciation
 Portfolio (Service Shares)          $79      $138      $200      $306       $28      $ 85      $144      $306
Oppenheimer Developing
 Markets Fund (Class A shares)       $92      $177      $264      $433       $42      $126      $212      $433
Pax World Balanced Fund,
 Inc.                                $78      $137      $198      $301       $27      $ 83      $142      $301
Wachovia Special Values Fund
 (Class A shares)                    $81      $146      $214      $334       $30      $ 93      $159      $334

 * This example reflects deduction of an early withdrawal charge calculated using Early Withdrawal Charge Schedule I (based on completed purchase payment periods). Schedule I is listed in "Fees." Under that schedule, if only one $1,000 payment was made as described above, fewer than 5 purchase payments would have been completed at the end of years 1, 3, and 5 and the 5% charge would apply. At the end of the tenth account year, the early withdrawal charge is waived regardless of the number of purchase payment periods completed and no early withdrawal charge would apply.

** Example B will not apply if during the income phase a nonlifetime payment option is elected with variable payments and a lump-sum payment is requested within a certain number of years as specified in the contract. In that case, the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge. (Refer to Example A.)

4. The section in the prospectus entitled "Additional Risks of Investing in the Funds" located on page 12 of the prospectus is amended by replacing the subparagraph entitled "Public Funds" with the following information:

     Public Funds. The following funds, which the subaccounts buy for variable annuity contracts, are also available to the general public:

     > American Century Income & Growth Fund (Advisor Class)
     > DEM[RegTM] Equity (Institutional Shares)
     > Janus Twenty Fund
     > Oppenheimer Developing Markets Fund (Class A shares)
     > Pax World Balanced Fund, Inc.
     > Wachovia Special Values Fund (Class A shares)

     See "Taxation--403(b) Plans" for a discussion of investing in one of the public funds under a 403(b) annuity contract.

5. The Taxation section of the prospectus is amended by replacing the first paragraph under the subsection entitled "403(b) Plans" located on page 38 of the prospectus with the following:

     In addition to being offered as an investment option under the contract, shares of certain of the Funds

     > American Century Income & Growth Fund (Advisor Class)
     > DEM[RegTM] Equity (Institutional Shares)
     > Janus Twenty Fund
     > Oppenheimer Developing Markets Fund (Class A shares)
     > Pax World Balanced Fund, Inc.
     > Wachovia Special Values Fund (Class A shares)

     are also offered for sale directly to the general public. In order to qualify for favorable tax treatment under Section 403(b), a contract must be considered an "annuity." In Revenue Procedure 99-44, the Internal Revenue Service concluded that it will treat a contract as an "annuity" for tax purposes under Section 403(b), notwithstanding that contract premiums are invested at the contract holder's direction in publicly available securities. This treatment will be available provided no additional federal tax liability would have been incurred if the contribution were paid into a trust or a custodial account in an arrangement that satisfied the requirements of Section 401(a) or 403(b)(7)(A). We believe that the contract satisfies the requirements set forth in Revenue Procedure 99-44 and will therefore be treated as an annuity for tax purposes, notwithstanding the fact that investments may be made in publicly available securities. However, the exact nature of the requirements of Revenue Procedures 99-44 is unclear, and you should consider consulting with a tax adviser before electing to invest in one of the Funds that are offered for sale to the general public.

6. The following information replaces the information in the section entitled "Legal Matters and Proceedings" located on page 44 of the prospectus:

     LEGAL MATTERS AND PROCEEDINGS

     We are aware of no material legal proceedings pending which involve the separate account as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

     In recent years, several life insurance and annuity companies have been named as defendants in class action lawsuits relating to life insurance and annuity pricing and sales practices. The Company is a defendant in two such lawsuits:

     A purported class action complaint was filed in the Circuit Court of Lauderdale County, Alabama on March 28, 2000 by Loretta Shaner against the Company (the "Shaner Complaint"). This case has been removed to the United States District Court for the Northern District of Alabama. The Shaner Complaint seeks unspecified compensatory damages from the Company and unnamed affiliates of the Company. The Shaner Complaint claims that the Company's sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (e.g., IRAs) is improper. This litigation is in the preliminary stages. The Company intends to defend the action vigorously.

     A purported class action complaint was filed in the United States District Court for the Middle District of Florida on June 30, 2000, by Helen Reese, Richard Reese, Villere Bergeron, and Allan Eckert against the Company (the "Reese Complaint"). The Reese Complaint seeks compensatory and punitive damages and injunctive relief from the Company. The Reese Complaint claims that the Company engaged in unlawful sales practices in marketing life insurance policies. This litigation is in the preliminary stages. The Company intends to defend the action vigorously.

     The Company also is a party to other litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

7. The following information is added to Appendix V, Fund Descriptions, in the
   Prospectus:

   > American Century Income & Growth Fund (Advisor Class) seeks capital growth by investing in common stocks. Income is a secondary objective.
          Investment Adviser: American Century Investment Management, Inc.

   > Janus Aspen Series--Capital Appreciation Portfolio (Service Shares) seeks long-term growth of capital.
          Investment Adviser: Janus Capital Corporation

   > Oppenheimer Developing Markets Fund (Class A shares) aggressively seeks capital appreciation.
          Investment Adviser: OppenheimerFunds, Inc.

   > Pax World Balanced Fund, Inc. seeks to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital.
          Investment Adviser: Pax World Management Corp.

   > Wachovia Special Values Fund (Class A shares) seeks to produce growth of principal.
          Investment Adviser: Wachovia Asset Management




X.01107-00A                                                       September 2000